Filed pursuant to Rule 497(e) under the Securities Act of 1933

File No. 333-65269

Supplement Dated May 23, 2007

NUVEEN INVESTMENT TRUST III

Nuveen High Yield Bond Fund

Nuveen Core Bond Fund

Prospectus dated January 29, 2007

On August 1, 2007, the name of the Nuveen Core Bond Fund will change to the Nuveen Multi-Strategy Income Fund. This change is intended to better reflect the investment process of the investment manager. There is no change to the investment policy of the fund at this time.

In the Fund Overview section for the High Yield Bond Fund entitled How the Fund Pursues Its Objective, the following change is effective immediatly:

The fund will normally not invest more than 10% of its net assets either in securities rated by at least one independent rating agency in the category of “CCC” at the highest or in non-rated securities the fund’s investment adviser believes are of comparable quality.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE